PROSPECTUS

                              Dated April 27, 1999
                            As Amended March 22, 2000

                            THE AMIDEX35 MUTUAL FUND

                             26 Broadway, Suite 741
                            New York, New York 10004
                                 1-888-876-3566

                               ------------------

AMIDEX(TM) Funds, Inc. (the "Company") is an open-end investment management company currently consisting of one portfolio, The AMIDEX35(TM) Mutual Fund (the "Fund"). The primary investment objective of the Fund is growth of capital. The Fund attempts to achieve its investment objective by investing in the common stock of the companies comprising the AMIDEX35(TM) Index (the "Index"), an index of the 35 largest market capitalization Israeli companies.

The minimum investment in the Fund is $2,500 for regular accounts or $2,000 for retirement accounts and custodial accounts for minors. The minimum subsequent investment is $1,000 for regular accounts and $250 for retirement accounts or custodial accounts for minors. The Fund may change minimum investment amounts from time to time.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Risk/Return Summary.
Fees and Expenses.
Investment Objectives and Policies.
Why Invest in the Fund.
The AMIDEX35(TM)Index.
Risk Factors.
Purchasing Shares.
Redeeming Shares.
Tax Considerations.
Management of the Fund.
Investment Adviser.
Plan of Distribution.
General Information.

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                               RISK/RETURN SUMMARY

The Fund's investment objective is capital growth. The Fund seeks to achieve capital growth by primarily investing in the common stock of companies listed on the AMIDEX35(TM) Index (the "Index"). The Index is a new index tracking the performance of the 35 largest market capitalization Israeli companies. Index company stocks trade in Israel on the Tel Aviv Stock Exchange ("TASE") or in the United States on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or NASDAQ, or on the exchanges of both countries. When the Index was first calculated on January 1, 1999, the companies in the Index ranged in size from approximately $300 million in market capitalization to over $3 billion.

Based on its research into Israel's historical stock market performance, the Fund's Adviser believes that the companies in the Index are experiencing, or have the potential to experience, above-average capital growth. The Adviser believes that investing primarily in Index companies will allow the Fund to achieve its investment objective of capital growth over the long term.

The Adviser will employ a "passive management" approach to investing the Fund's assets. This means that, instead of trying to determine which Israeli companies will outperform their peers during a given time period, the Fund normally will invest in all of the companies in the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks to also replicate the performance of the Index. As the companies in the Index grow, the value of the Index will grow, and the value of the Fund's investments will grow in a similar fashion. Conversely, if the companies in the Index decline, the value of the Index and the Fund will decline accordingly. You should be aware that there is no assurance that the Adviser will be successful in achieving the Fund's objectives, since all investments involve risks.

The Principal Risks of Investing in the Fund

You may lose money by investing in the Fund. Your risk of loss is greater if you only hold your shares for a short period of time. The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the Index. When the Index was first calculated on January 1, 1999, four of those companies individually comprised more than 5% of the Index and together make up about 29% of the Index. A diversified Fund is limited to investing 25% of its net assets in companies that comprise more than 5% of the net assets of the Fund. Accordingly, the Fund cannot presently be classified as a diversified fund. Investing in this manner is riskier than investing in a broader variety of securities.

Because the Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There is less information available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgement, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund.

Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund.

The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

Some of the companies in which the Fund invests may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.

The Fund invests in common stocks, both in Israel and in the United States. Accordingly, the Fund is subject to the risks inherent in the stock markets. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these cycles can be pronounced and last for extended periods.

Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign companies than about U.S. companies. Dividends

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and interest on foreign securities may be subject to foreign  withholding taxes.
Such taxes may reduce the net return to shareholders. Other risks include the possibility of expropriation, confiscation, currency blockage or devaluation, political or social instability, and warfare and terrorism. In the event that an Index company trades on the TASE and an American exchange or over-the-counter market, the Fund normally will invest in the United States market, but may invest in the Israeli market if, in the Adviser's opinion, extraordinary circumstances are present. The Fund will invest in the common stock of companies included in the Index that are publicly traded on the TASE.

The Fund is an "index fund," meaning that it invests in the companies in the Index to replicate the composition of the Index and to replicate the Index's performance. Because the Fund will invest in a "passive" manner, any volatility in the Index will be closely reflected in the Fund. If the Index declines, the Fund will decline with it. If the companies in the Index perform well, the Fund will also reflect that performance.

This is a new Fund without a prior operating history, and this is a new position for the Adviser to the Fund. The Fund's lack of performance history and management experience may pose additional risks.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charges (Load) Imposed on Purchases             NONE
(as a percentage of offering price)
Maximum Deferred Sales Charges (Load)                         NONE
(as a percentage of offering price)
Maximum Sales Charges (Load) Imposed
On Reinvested Dividends                                       NONE
(as a percentage of net asset value)
Redemption Fees                                               NONE1
(as a percentage of amount redeemed)
Exchange Fees                                                 NONE

ANNUAL FUND OPERATING EXPENSES:  (expenses that are deducted from Fund assets)

Management Fees                                               0.50%
Distribution (12b-1) Fees                                     0.25%2
Other Expenses Fees (estimated)                               1.45%
                                                              -----
Total Annual Fund Operating Expenses                          2.20%

1. You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed, it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees.

2. You should be aware that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers ("NASD").

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

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One Year            Three Years
--------            -----------
$253.00             $779.00

You would pay the same expenses if you did not redeem your shares, since the Fund does not charge any redemption fees to shareholders who hold their shares for 365 days or longer. If you hold your shares for less than 365 days, a fee of 2.00% of the net amount redeemed of your Fund shares will be charged to you as an early redemption fee.

Because the Fund has no operating history, these expense figures are based on estimated amounts for the Fund's first fiscal year.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and strategies have been described in the Risk/Return Section of this Prospectus. This Section includes additional information that you should know concerning your investment in the Fund.

Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies are included in the Index. You should be aware that the Index is a new index, and no historical performance data are available for the Index.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least thirty days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions".

                             WHY INVEST IN THE FUND?

The State of Israel is a highly developed, industrialized democracy. Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs. Israel has concluded free trade agreements with its major trading partners, and is the only nation that is a party to free trade agreements with both the United States and the European Union. In recent years Israel has signed free trade agreements with Switzerland, Norway, Canada, Turkey, the Czech Republic, the Slovak Republic, Poland and Hungary.

Between 1950 and 1997, Israel's GDP grew by an average annual rate of 7%. In recent years, the production of goods and services has shifted mainly towards high-technology value added industries, causing the trade deficit to drop from 23% of the GDP in 1950, to about 7% in 1998.

Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees. Israel has the highest per capita concentration of scientists and technicians of any country in the world. Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 1997, about 822,000 immigrants arrived, increasing Israel's population by approximately 18%.

Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.

Major U.S. and other foreign companies are forming partnerships with Israeli companies at a remarkable rate. Investment capital has been flowing in to support Israel's research and development in the computer hardware and software industries; in pharmaceutical and bio-technology companies; and in Internet and Telecommunications products and services. Israel attracts more American venture capital than any other nation outside the U.S. Israel is second only to the United States in the number of new high tech start up companies. Direct foreign investments in Israel grew to more than $2 billion in 1998, up from virtually none in 1990.

Israel's economy has surged ahead of many European nations. Its 1998 $16,000 per capita gross domestic product places Israel among the developed Western European countries, in large part due to technology exports. Technology exports account for about 1/2 of all Israel's exports. Exports from Israel more than doubled between 1992 and 1998. Israeli companies, especially high tech companies, are globally diversified in their revenue streams and over 70% of Israel's GDP is derived from foreign exports. Israel has improved its country credit rating to "A-" "stable" (Standard & Poor's) and "A3" "solid" (Moody's), the same ratings as China and Hong Kong, and higher than Hungary, Argentina, Brazil and Chile. Rapid and ongoing privatization of formerly state run financial, communications, and utility concerns has added to the breadth and strength of Israel's publicly traded companies.

In September 1993, Israel and the Palestinian Liberation Organization signed a "Declaration of Principles," a turning point in Israeli-Arab relations. Since that time, the peace process has progressed with further agreements between Israel and the Palestinians, and the signing of a peace treaty with Jordan. These treaties join the 1979 accords with Egypt as the first peace agreements between Israel and its neighbors. In addition, a number of members of the Arab League have announced their intention to partially lift their trade boycotts of Israel. As a result of progress in the peace process and the partial lifting of the economic boycott, Israel and its Arab neighbors have taken several initiatives to encourage the development of economic relations among the countries of the region.

Israel is a member of a number of international organizations, including the United Nations, the World Bank Group (including the International Finance Corporation), the International Monetary Fund (the "IMF"), the European Bank for Reconstruction and Development, and the Inter-American Development Bank.

Israel is a signatory to the General Agreement on Tariffs and Trade ("GATT") of 1947 and 1994, which provides for reciprocal lowering of trade barriers among its members. Under GATT, Israel is eligible to receive a number of trade preferences that are available only to certain GATT participants, including duty-free treatment of its exports to certain countries pursuant to the GATT Generalized System of Preferences. Israel is a founding member of the World Trade Organization.

Israel has concluded free trade area ("FTA") agreements with its major trading partners and is the only nation that is a party to free trade agreements with both the United States and the European Union (the "EU"). In addition, Israel has recently concluded free trade agreements with both the Czech and Slovak Republics, Hungary and Poland and is in the process of negotiating such an agreement with Slovenia. In 1996, Israel concluded FTA agreements with Turkey and Canada. In 1975, Israel entered into an FTA agreement with the EU that provided for the gradual reduction and ultimate elimination of tariffs on manufactured goods and certain agricultural products. In July 1995, Israel concluded negotiations with the EU for a new agreement to include services, including financial services, government procurement, and cooperation in research and development, and also to include additional agricultural products and to improve Israel's access to European markets in the advanced industry and high-technology sectors. In 1985, Israel and the United States entered into an FTA agreement that resulted in the elimination of all tariffs on all products by January 1, 1995. The FTA agreement with the United States also has resulted in the elimination of certain non-tariff barriers to trade between the two countries. In 1992, Israel concluded an FTA agreement with the European Free Trade Association that applied largely to manufactured products.

Israel's FTA agreements allow Israel to export products with little or no duties to both the United States and most Western industrialized nations. In March 1996, the Council of Ministers of the O.E.C.D. approved Israel's request to participate in the organization's activities, and Israel has accordingly joined certain O.E.C.D. committees with an observer status.

Israel is not only rich in research, technology and intellectual investment, but also is the only democratic nation in the Middle East. The influx of venture capital, the infusion of human resources (Israel's population nearly doubled in the last 15 years), and the conversion of the economic focus from military to commercial (defense spending dropped from about 30% of GNP in 1973 to less than 14% in 1998), have led many to believe that Israel is the next "Silicon Valley."

There has been a dramatic increase in the number of Israeli companies trading on
U. S. Exchanges, particularly the NASDAQ. In 1996, 17% of all new non-U.S. companies to join the NASDAQ were Israeli, more than any other nation. Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1000 securities, with a current market capitalization of about $80 billion.

These dramatic developments in Israel present a new and relatively unexploited opportunity for equity investment. Currently, there are no other U.S. based open end no load mutual funds available as a vehicle for investment in Israel securities.

                             THE AMIDEX35(TM) INDEX

The AMIDEX35(TM) Index is a new, unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:

Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market AND the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse."

If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.

Index Composition Criteria. In order for a company to be included in the Index, that company must satisfy all the following criteria:

1.   It must be a publicly traded "Israeli" company, as defined above; and
2. It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.

The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index may contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not replaced until the beginning of the new calendar year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the new year. During the first ten business days of each calendar year, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a market capitalization index. The Index began being calculated on January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies. Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange. For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.

The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index. The Adviser has entered into agreements with various companies to construct, calculate and publish the Index.

Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The ("TASE") provides information regarding the Israeli companies participating in the Index. Business Graph Group ("Tochna L'Inyan") was initially responsible for maintaining and publishing the Index. Currently, Bloomberg, L.P. is responsible for calculating and publishing the Index. Bloomberg, L.P. and Business Graph Group have no affiliation with the Fund, the Advisor, or any of the Fund's other service providers. The Advisor may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to fully reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities. The Adviser is likely to track Index performance most closely. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

Under normal circumstances, the Fund will invest at least 95% of its average net assets in the following securities:

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio. Because the Fund will concentrate its investments in Israeli companies, the Fund will be exposed to the risks associated with Israeli companies to a greater degree than will funds whose investment policies do not require or allow such concentration. The Fund will invest in the common stock of companies included in the Index that trade on the TASE, NYSE, the AMEX, or NASDAQ.

The Fund will normally invest up to a total of 5% of its aggregate average net assets in the following securities:

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities including Treasury Bills and short term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Fund may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

Risk Factors Associated With Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

                                  RISK FACTORS

You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term aggressive investors who understand the potential risks and rewards of investing in the common stock of Israeli companies. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates, exchange rates and other company, political, and economic news. Over the short term, stock prices can fluctuate dramatically in response to these factors. Over longer time periods, stocks, although more volatile, have historically shown greater growth potential than other investments. The Index is a new index composed of only 35 companies, and this limited number of companies may pose additional risks to the Fund. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and/or lack of management depth. Neither the Fund or the Fund's Adviser has any operating history, and this may pose additional risks. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover that may occur in the Index, the possible addition of companies to the Index that may not have a long operating history, and the risks inherent in concentrated investing in the Israeli market.

When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. The relatively limited liquidity of some of the equities in the Index may affect the Fund's ability to acquire or dispose of securities at a desirable price and time. At times, the Fund may be unable to acquire desired positions quickly, or may be unable to dispose of securities promptly. This could cause net asset value to decline and could negatively affect the Fund's correlation to the Index.

Some share transactions will be denominated in New Israeli Shekels ("NIS"), and for liquidity purposes, some cash or short term investments may be held in New Israeli Shekels as well. The Fund is subject to the risk that the value of the New Israeli Shekel will change relative to the dollar, and this could adversely affect the Fund.

Israel's economy has been subject to destabilizing influences in the past, including military conflicts, civil unrest, strikes, political division and periods of hyper-inflation. The Israeli government has intervened via fiscal and monetary means, import duties, currency and wage restrictions, and other measures. The Fund is subject to the risks of changes in Israeli government policies and unforeseeable changes in securities, banking, currency and other regulations. The Israeli economy has a substantial amount of concentrated control, and the government is directly involved in and influences aspects of private companies. Although various privatization programs are under way, the government still owns or controls numerous corporations and other entities. Actions by the government, such as nationalization, expropriation, imposition of new taxes, restrictions on trade and regulations could have a significant impact on the prices of securities or the ability of the Fund to invest in or liquidate specific securities.

FINANCIAL DISCLOSURE AND REGULATION

Companies in Israel are subject to accounting, auditing and financial standards and requirements that, while substantially similar, are different in some respects from those applicable to U.S. companies. In particular, financial statements generally must be adjusted to reflect the effects of inflation. There is less government supervision and regulation of the Israeli securities exchange, brokers and listed companies with respect to such matters as insider trading rules, restrictions on market manipulation and shareholder proxy requirements than exists in the United States, although the Israel Securities Authority has extensive power and authority to regulate the securities and capital markets. There is also less publicly available information about Israeli companies compared with that available about U.S. companies. In addition, credit analysis and ratings systems are not well developed.

                                PURCHASING SHARES

To purchase shares of the Fund, first complete and sign a New Account Purchase Application and mail it, together with your check for the total purchase price, to AMIDEX(TM) FUNDS, INC., C/O DECLARATION DISTRIBUTORS, INC., 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19428. Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be cancelled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction. After completing the New Account Purchase Application you can wire funds to your new AMIDEX account. The wiring information to be used for wire transfer is

                           Star Bank, N.A. Cinti/Trust
                                ABA # 0420-0001-3
                                 DDA # 489023382
                        For Account: AMIDEX35 Mutual Fund

Please make sure that your name, and your AMIDEX account information are included with the wire. Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The TASE is, of course, in a different time zone. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. Shares of the Fund are purchased at their net asset value and are next computed after receipt of your purchase order or the transfer of your assets from the Money Market Fund to the Fund.

The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. Note that the TASE is open on Sundays and closed on Fridays and Saturdays. The schedule of holidays in Israel is also different from that in the U.S., and there may be a delay in calculating NAV due to the inconsistent schedules of the Tel Aviv and New York markets. You should be aware that the Fund's NAV may change on days when you cannot purchase or redeem shares because the companies in which the Fund invests may trade on the TASE, an exchange which is open on days when the NYSE is closed.

The Fund is a No-Load Fund. This means that you will not be charged any sales commissions or underwriting discounts. The minimum initial investment is $2,500.00 except for Individual Retirement Accounts (IRAs) other pension accounts, and custodial accounts for minors, where the minimum is $2,000. Minimum subsequent purchases for regular accounts are $1,000 and $250 for IRA, or pension accounts or custodial accounts for minors.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Please see the Sections of the SAI entitled "Purchasing and Redeeming Shares" and "Tax Information" for more information concerning share purchases.

You may direct inquiries concerning the Fund to:


                             AMIDEX(TM) FUNDS, INC.
                            C/O THE DECLARATION GROUP
                           555 NORTH LANE, SUITE 6160
                             CONSHOHOCKEN, PA 19428
                                 1-888-876-3566

                                REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at AMIDEX(TM) FUNDS, INC., C/O THE DECLARATION GROUP, 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19428. To be in "proper form," your redemption request must:

1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.   Be signed by all owners exactly as their names appear on the account;
3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

1.   establishing certain services after the account is opened;
2.   requesting redemptions in excess of $10,000;
3.   redeeming or exchanging shares, when proceeds are:
     a.   being mailed to an address other than the address of record,
     b.   made payable to other than the registered owner(s); or
     c.   transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund (See, "Purchasing and Redeeming Shares" in the SAI). If you hold your shares for 365 days or longer, there is no redemption charge. Otherwise, a fee of 2.00% of the value of your redeemed shares will be deducted from the proceeds of your redemption and paid to the Fund. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption.

If the value of your account falls below $1,000 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You will also be subject to a redemption fee of 2.00% of total assets in such a circumstance. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                               TAX CONSIDERATIONS

U.S. Taxes and Pass Trough to Shareholders:

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisors for a detailed and complete review of tax ramifications.

Israeli Taxes:

The following is a short summary of Israeli taxes that may be imposed on the Fund. The following discussion is partially based on enacted Israeli legislation that has not been subjected to judicial or administrative interpretation. There can be no assurance that views expressed herein will be accepted by the courts or by the Israeli Tax Commission. For a more complete discussion of Israeli tax considerations, please see the SAI.

Capital Gains Tax: The Israeli Income Tax Ordinance (the "Ordinance") imposes a tax on capital gains derived by residents of Israel, or non-residents of Israel who sell assets which represent a direct or an indirect interest in Israeli assets. The Fund, as a non-resident of Israel, may be subject to capital gains tax on the sale of securities issued by Israeli corporations, subject to any exemption or rate reduction that may be applicable.

OTHER TAXATION

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

This discussion is limited only to U.S. federal income tax and Israeli tax. Moreover, the U.S. federal income tax and Israeli tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                             MANAGEMENT OF THE FUND

AMIDEX(TM) Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-eND management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment Adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. The Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (I) to one vote per full share; (II) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and
(III) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                               INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As explained further below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at 2.20% of daily net asset value of the Fund, excepting Rule 12b-1 fees, brokerage, interest, taxes, litigation, and other extraordinary expenses. Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Boaz Rahav is the Fund Manager, and is responsible for all investment decisions relating to the Fund. Mr. Goldstein also serves as the President and as a Director of AMIDEX(TM) Funds, Inc. The mission statement of tHE Adviser is "To develop and introduce Israeli-related investment vehicles to individuals and financial institutions worldwide."

Management Agreements

ADVISORY AGREEMENT. The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index. Boaz Rahav, who last served as Chief Economist for the Government of Israel Ministry of Finance in New York, is the Fund Manager for the Adviser. Mr. Rahav has over 8 years experience in Israeli financial markets, having worked for a large institutional brokerage house in Israel as a trader and as a mutual fund manager from 1994 to 1996. Previously, Mr. Rahav worked from 1991 to 1993 for the Federation of Israeli Chambers of Commerce. Mr. Rahav also served from 1987 to 1990 in the Intelligence Wing of the Israeli Air Force. Mr. Rahav has a business degree from the Tel Aviv College of Business and an MBA (with distinguished honors) from the New York Institute of Technology. Mr. Rahav holds his NASD Series 7 and Series 63 licenses, an Investment Adviser and Analyst Diploma from Tel Aviv University, and a Trader Certificate from the Tel Aviv Stock Exchange. Mr. Rahav joined the Adviser in February 1999.

The Adviser invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets. The Fund will not be liable in future years for any fee waivers or expense assumptions made by the Adviser in previous years. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping.

SERVICES AGREEMENT. Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide, or arrange to provide, essentially all day-to-day operational services to the Fund. The Adviser pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders.

For such services, the Fund will pay to the Adviser on the last day of each month a fee equal to an annual rate of 1.70% of the average net asset value of the Fund. This fee is computed daily based upon the net asset value of the Fund. The Adviser and the Fund have entered into an Investment Company Services Agreement with Declaration Service Company ("DSC") to provide Transfer Agent and essentially all administrative services for the Fund, and have entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI") to act as principal underwriter for the Fund's shares. DSC and DDI are affiliated companies.

The Adviser pays all expenses incident to the Fund's operations and business except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, and other extraordinary charges.

                              PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution, or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Under the 12b-1 Plan, the Fund may pay a distribution fee at an annual rate of up to 0.25% of average daily net assets of the Fund to the Adviser for services primarily intended to sell shares and for providing certain shareholder services. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

You should be aware that, over time, 12b-1 fees will increase the costs of your investment, and may eventually cost you more than other types of sales charges.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

The Fund and the Adviser have entered into an Investment Services Agreement, dated April 27, 1999 with Declaration Services Company ("DSC") wherein DSC will provide substantially all administrative, accounting and transfer agent services to the Fund. DSC will be paid for such services by the Adviser.

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428 ("DDI") has agreed to act as principal underwriter for the Fund's shares, pursuant to a Distribution Agreement dated April 27, 1999. The Agreement will expire on April 26, 2001, unless renewed annually thereafter by the Fund's board of directors voting as a whole and by a majority of the Fund's "uninterested" directors, as that term is defined in the Investment Company Act of 1940. Either party to the Distribution Agreement may terminate the agreement on 60 days written notice, and the agreement will terminate automatically in the event of its assignment. DDI will be paid for such services by the Adviser.

                              FOR MORE INFORMATION

STATEMENT OF ADDITIONAL                      BY MAIL:
INFORMATION ("SAI")
                                             AMIDEX(TM)Funds, Inc.
The SAI contains more detailed               c/o Declaration Service Company
Information on all aspects of the            555 North Lane, Suite 6160
Fund.  A current SAI, dated April 27,        Conshohocken, PA 19428
1999, has been filed with the SEC
and is incorporated by reference             BY PHONE:  1-888-876-3566
into (is legally a part of) this
prospectus.                                  ON THE INTERNET:
                                             www.amidex.com
To request a free copy of the SAI,
please contact the Fund.                     Or you may view or obtain these
                                             documents from the SEC.

                                             IN PERSON:  at the SEC's Public
                                             Reference Room in Washington, D.C.

                                             BY PHONE:  1-800-SEC-0330

                                             BY MAIL:  Public Reference Section,
                                             Securities and Exchange Commission,
                                             Washington, D.C.  20549-6009
                                             (duplicating fee required)

                                             ON THE INTERNET:  www.sec.gov

                          The AMIDEX35(TM) Mutual FuND
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

                           Investment Company Act No.
                                    811-9123